UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/03/2005

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-14837

DE	75-2756163
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

777 West Rosedale, Suite 300, Fort Worth, TX 76104
(Address of Principal Executive Offices, Including Zip Code)

817-665-5000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 3, 2005, the Board of Directors of Quicksilver Resources Inc. ("Quicksilver") appointed Philip W. Cook, 43, to the position of Senior Vice President - Chief Financial Officer of Quicksilver effective as of October 24, 2005. Since October 2004, Mr. Cook has served as the President, Chief Financial Officer and Director of EcoProduct Solutions, a Houston-based chemical company. From August 2001 to September 2004, he served as Vice President and Chief Financial Officer of PPI Technology Services, an oilfield service company. From August 1993 to July 2001, he served in various capacities, including Vice President and Controller, Vice President and Chief Information Officer and Vice President of Audit, of Burlington Resources Inc., an independent oil and gas company engaged in exploration, development, production and marketing.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

Date: October 05, 2005.	By:	/s/ Bill Lamkin
Bill Lamkin
Executive Vice President and Chief Financial Officer